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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 27, 2002


    VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of May 25, 2002, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Vanderbilt Acquisition Loan Trust (VALT), Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-1).

                     VANDERBILT MORTGAGE AND FINANCE, INC.
                             VANDERBILT ABS CORP.
                              CLAYTON HOMES, INC.
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            (Exact name of registrant as specified in its charter)


Vanderbilt ABS Corp. - Del.
Clayton Homes, Inc. - Del.
Vanderbilt - Tenn.                     333-57532                62-0997810
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)

500 Alcoa Trail
Maryville, Tennessee                                               37804
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(Address of Principal                                           (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code: (865) 380-3000
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Item 5.  Other Events
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     On June 21, 2002, Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt")
entered into a Pooling and Servicing Agreement dated as of May 25, 2002 (the "Pooling and Servicing Agreement"), by and among, Vanderbilt, as seller and servicer, Clayton Homes, Inc., as provider of the limited guarantee ("Clayton"), and JPMorgan Chase Bank, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1. The Pooling and Servicing Agreement, dated as of May 25, 2002, by and among, Vanderbilt, Clayton and the Trustee, providing for the issuance of the Certificates.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.


By: /s/ David Jordan
   -----------------------------------------
    Name: David R. Jordan
    Title: Secretary

VANDERBILT ABS CORP.


By: /s/ David Jordan
   -----------------------------------------
    Name: David R. Jordan
    Title: Secretary


CLAYTON HOMES, INC.


By: /s/ Amber Krupacs
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    Name: Amber Krupacs
    Title: Vice President - Finance


Dated:  June ___, 2002



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                                 Exhibit Index
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Exhibit 1                                                                Page
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1.       Pooling and Servicing Agreement                                   5



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